Fair Value Measurements	12 Months Ended
Dec. 31, 2023
Fair Value Disclosures [Abstract]
Fair Value Measurements
3. Fair Value measurement
The following tables set forth, by level within the fair value hierarchy, financial assets measured at fair value as of December 31, 2023. As required by ASC Topic 820, financial assets and financial liabilities are classified in their entirety based on the lowest level of input that is significant to the respective fair value measurement.

	As of December 31, 2023
	Level 1	Level 2	Level 3	Total
	RMB	RMB	RMB	RMB
Listed equity securities, short term (a)	8,879	—	—	8,879

	As of December 31, 2022
	Level 1	Level 2	Level 3	Total
	RMB	RMB	RMB	RMB
Listed equity securities, long term (b)	808	—	—	808

(a)	Included in short-term investments on the Group’s consolidated balance sheets.
(b)	Included in long-term investments on the Group’s consolidated balance sheets.
Recurring
The Group measures listed equity securities at fair value on a recurring basis. Other financial instruments are not measured at fair value, but for which the fair value is estimated for disclosure purpose. The fair value of listed equity securities is determined based on the quoted market price (Level 1). For the years ended December 31, 2022 and 2023, there were no transfers between level 1, 2 and 3 of fair value hierarchy classifications. The Group recognized fair value change losses of RMB109 and RMB1,011 for the year ended December 31, 2022 and 2023, respectively.
The carrying amount of cash and cash equivalents, restricted cash-current portion, accounts receivable, insurance premium receivables, amounts due from related parties, other receivables, accounts payable, insurance premium payables, other payables and amount due to related parties approximate their net carrying values reported in the consolidated balance sheets due to the short-term maturities of these instruments. Restricted cash-non-current portion and operating lease liabilities are measured at amortized cost using discounted rates reflected time value of money. As the market interest rate is relatively stable during the reporting period, the carrying value of restricted cash-non-current portion approximated its fair value reported in the consolidated balance sheets. Investment accounted for at fair value are measured at fair value.
Non-recurring
The Group measures certain financial assets, including equity securities without readily determinable fair value and investments under equity method, at fair value on a non-recurring basis only if an impairment charge were to be recognized. The Group’s non-financial assets such as property, equipment, software and licenses, would be measured at fair value only if they were determined to be impaired. The fair values of these financial assets and non-financial assets are determined based on the similar transaction price in the market directly.
In accordance with the Group’s policy to perform an impairment assessment of its goodwill and intangible assets with an indefinite useful life on an annual basis as of the balance sheets date or when facts and circumstances warrant a review, the Group performed an impairment assessment on its goodwill and intangible assets with an indefinite useful life by reporting unit annually. The Group recognized an impairment charge
of nil and RMB1,950 for the intangible assets with an indefinite useful life for the years ended December 31, 2022 and 2023, respectively.